UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2012
Amarillo Biosciences, Inc.
(Exact Name of registrant as specified in its charter)

Texas	0-20791	75-1974352
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4134 Business Park Drive, Amarillo, Texas 79110-4225
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (806) 376-1741

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Appointment of Certain Officers.

Mr. Yasushi Chikagami has been elected as a Director of the Company, effective June 8, 2012, to fill an existing vacancy on the Board.  Mr. Chikagami holds a B.S. Degree in Agricultural Engineering from National Taiwan University, and an M.S. Degree in Engineering from the University of Tokyo.

Mr. Chikagami has principally been engaged in the technology industry during his business career, continues to serve on several boards, and is currently serving as Chairman for Arise Corporation (Taiwan), Good TV Broadcasting Corporation (Taiwan), and ZMOS Technology, Inc. (US).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE:  June 8, 2012

AMARILLO BIOSCIENCES, INC.

By:     /s/ Joseph M. Cummins
Joseph M. Cummins, President, and Chief Operating Officer